UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): November 17, 2003



                                FX ENERGY, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                       0-25386                  87-0504461
--------------------------------  ------------------------  --------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)


       3006 Highland Drive, Suite 206
           Salt Lake City, Utah                              84106
   ----------------------------------------               -----------
   (Address of principal executive offices)                (Zip code)


Registrants telephone number, including area code:  (801) 486-5555


                                      N/A
          -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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                                ITEM 7. EXHIBITS
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        The following is filed as an exhibit to this report:

                  SEC
Exhibit       Reference
Number          Number       Title of Document                         Location
------        ---------      -----------------                         --------
Item 99.                     Other Exhibits
------        ---------      -----------------                         --------
99.01              99        Press Release dated November 17, 2003     Attached

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                        ITEM 9. REGULATION FD DISCLOSURE
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         On November 17, 2003, FX Energy, Inc. issued a press release, a copy of which is attached as Exhibit 99.01.

         The information included in this report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

         This report contains forward-looking statements. Forward-looking statements are not guarantees of future drilling or other exploration or development results, the actual presence or recoverability of estimated reserves, the ability to establish reserves equal to the potential of exploration targets, production amounts or revenues, construction costs or schedules or similar matters. Forwardlooking statements are subject to risks and uncertainties outside FX Energys control. Actual events or results may differ materially from the forward-looking statements. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see FX Energys 2002 annual report on Form 10-K and other SEC reports.

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              FX ENERGY, INC.
                                              Registrant


Dated: November 17, 2003                      By /s/ Scott J. Duncan
                                                --------------------------------
                                                 Scott J. Duncan, Vice President